UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2004
                                                (December 1, 2004)

                     AMERICAN MEDICAL SECURITY GROUP, INC.
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            (Exact name of registrant as specified in its charter)


             Wisconsin                 1-13154              39-1431799
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  (State or other jurisdiction of    (Commission            (IRS Employer
           incorporation)            File Number)        Identification No.)


                3100 AMS Boulevard
                Green Bay, Wisconsin                            54313
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                (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number, including area code   (920) 661-1111
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

         On December 2, 2004, American Medical Security Group, Inc. ("AMS") issued a press release announcing that the shareholders of AMS approved AMS's proposed merger with PacifiCare Health Systems, Inc. at a special meeting of shareholders held on December 2, 2004. The press release also announced that on December 1, 2004, the Office of the Commissioner of Insurance for the State of Wisconsin issued an order approving the proposed merger. A copy of the press release is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

       (c)      Exhibits

       99       Press Release issued on December 2, 2004



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN MEDICAL SECURITY GROUP, INC.


                                          By:  /s/ Timothy J. Moore
                                            -------------------------------
                                          Name:   Timothy J. Moore
                                          Title:  Senior Vice President of
                                                  Corporate Affairs, General
                                                  Counsel and Secretary

Date:  December 2, 2004



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                                 EXHIBIT INDEX

Exhibit No.                Document
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99                      Press Release issued on December 2, 2004